UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	OCUL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

On April 13, 2020, Ocular Therapeutix, Inc. (the “Company”) issued a press release (the “Release”) to provide a business update and report on its response to the COVID-19 pandemic. A copy of the Release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Although the Company is currently in the process of finalizing its financial results for the quarter ended March 31, 2020, the Company disclosed in the Release that it expects to report cash and cash equivalents of approximately $48.2 million as of March 31, 2020, and approximately $2.6 million of total net product revenue, approximately $2.1 million of net product revenue for DEXTENZA®, and approximately $0.5 million of net product revenue for ReSure Sealant, in each case for the quarter ended March 31, 2020. The estimated cash and cash equivalents and net product revenue figures are based on preliminary and unaudited information and management’s estimates as of the date of this Current Report on Form 8-K and are subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash and cash equivalents and total net product revenue figures.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed to be “filed” and not “furnished” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed to be incorporated by reference in applicable filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of the Company, dated April 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: April 13, 2020	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer